EXHIBIT 10.20


                          OGS ORDER AND AMENDMENT NO. 2
                                       TO
                        ORBIMAGE GROUND STATIONS CONTRACT
                            CONTRACT NO. OGS-99-02-01

     OGS ORDER AND AMENDMENT NO. 2 TO ORBIMAGE GROUND STATIONS CONTRACTS NO.OGS-99-02-01 (the "Amendment") is made and entered into as of the 30th day of September 1999 by and between MACDONALD, DETTWILER AND ASSOCIATES LTD., a Canadian corporation ("MacDonald Dettwiler"), and Orbital Imaging Corporation, a Delaware corporation ("ORBIMAGE").

                                    RECITALS

     WHEREAS, ORBIMAGE and MacDonald Dettwiler are parties to that certain ORBIMAGE Ground Stations Contract No. OGS-99-02-01 dated May 26, 1999, pursuant to which MacDonald Dettwiler has agreed to deliver a series of OGS Systems and options meeting certain agreed technical and other specifications at an agreed price, subject to final agreement of the parties with respect to each OGS System ordered by ORBIMAGE (the "OGS Contract"); and

     WHEREAS, in connection with the OGS Contract, MacDonald Dettwiler submitted to ORBIMAGE that certain Eagle Vision II OrbView Recording and Processing Subsystem Price Proposal No. 01-2491 dated February 16, 1999 (the "EVII Proposal"), setting forth MacDonald Dettwiler's proposal to deliver an OGS System to ORBIMAGE under the OGS Contract (the "EVII OGS"); and

     WHEREAS, ORBIMAGE desires to exercise CLIN 0002 and CLIN 0009 of Exhibit B of the OGS Contract for the delivery of the EVII OGS; and

     WHEREAS, MacDonald Dettwiler is prepared to deliver the EVII OGS on the terms and conditions of the OGS Contract, as modified by (i) the EVII Statement of Work attached hereto as Exhibit C-EVII, (ii) the EVII Statement of Requirements attached hereto as Exhibit D-EVII, and (iii) this Amendment; and

     WHEREAS, in connection with the delivery of the EVII OGS the parties desire to amend certain provisions of the OGS Contract as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


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ARTICLE 1.  EVII OGS ORDER

     (a) ORBIMAGE hereby exercises CLIN 0002 and 0009 of Exhibit B of the OGS Contract, as modified by Exhibit C-EVII, Exhibit D-EVII and this Amendment, for the delivery of the EVII OGS. MacDonald Dettwiler hereby acknowledges the foregoing and agrees to deliver the EVII OGS on the terms and conditions of the OGS Contract, as modified by Exhibit C-EVII, Exhibit D-EVII and this Amendment.

     (b)    Notwithstanding the FFP for CLIN 0002 set forth in Exhibit B,
Section 2.0 of the OGS Contract, the CLIN 0002 FFP for the EVII OGS shall be [*CONFIDENTIAL TREATMENT REQUESTED*].

     (c) For the avoidance of doubt, the total price payable by ORBIMAGE for the delivery of the EVII OGS, consisting of CLIN 0002 and 0009, is set forth below:

     [*CONFIDENTIAL TREATMENT REQUESTED*]

     (d) Solely for purposes of the delivery of the EVII OGS, the following options are added to Section 3.0 of the OGS Contract.

     [*CONFIDENTIAL TREATMENT REQUESTED*]

     * Period 1 commences on the completion of the ORBIMAGE Subsystem OSAT and ends on December 31, 2000. Thereafter, Periods 2 through 4 shall each commence on January 1 and end on December 31 of the applicable year.

Optional CLINs 0002a through 0002d may be exercised by ORBIMAGE as described below, pursuant to which MacDonald Dettwiler will provide the services set forth in Exhibit C-EVII; provided, however, that ORBIMAGE must exercise optional CLINs 0002a through 0002d in consecutive years, it being understood that if ORBIMAGE does not exercise its option in any one year, its options for the remaining periods shall automatically expire. Optional CLINs 0002a through 0002d must be exercised at least 60 days prior to the start of the applicable Period. Optional CLIN 0002e must be exercised by October 29, 1999. Optional CLIN 0002f may be exercised on or before July 15, 2001 by a separate writing agreed to by both parties where the scope and effort of the Technical Support will be identified, and shall be performed on a Time and Materials (T&M) basis.

     (e) Notwithstanding Section 4.2 of Exhibit B to the OGS Contract, the EVII OGS payment terms for CLINs 0002 and 0009 shall be as follows (and the percentage amounts set forth in Section 4.2.1 shall be modified consistent with the percentage amounts set forth below):

         [*CONFIDENTIAL TREATMENT REQUESTED*]

     (f)    [*CONFIDENTIAL TREATMENT REQUESTED*]



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     (g)    [*CONFIDENTIAL TREATMENT REQUESTED*]

     (h)    [*CONFIDENTIAL TREATMENT REQUESTED*]

     (i) Pursuant to Exhibit A, GC-3 of the OGS Contract, ORBIMAGE and MacDonald Dettwiler hereby designate their respective authorized representatives for the EVII OGS, as follows:

---------------------------------------------------------------------------------------------------------------
DESCRIPTION                         FOR MACDONALD DETTWILER                 FOR ORBIMAGE
--------------------------------    ------------------------------------    -----------------------------------
Name:                               Dave Shilton                            Ron Huber
--------------------------------    ------------------------------------    -----------------------------------
Address:                            13800 Commerce Parkway                  21700 Atlantic Blvd
                                    Richmond, B.C. V6V 2J3                  Dulles, VA 20166
--------------------------------    ------------------------------------    -----------------------------------
Phone:                              (604) 231-2038                          (703) 406-5294
--------------------------------    ------------------------------------    -----------------------------------
Facsimile:                          (604) 278-0531                          (703) 404-8061
--------------------------------    ------------------------------------    -----------------------------------
Email:                              shilton@mda.ca                          huber.ron@orbimage.com
--------------------------------    ------------------------------------    -----------------------------------
Description and Scope of            Project Manager responsible for         Project Manager responsible for
Authority:                          management and execution of EVII        management and execution of EVII
                                    OGS Project                             OGS Project
--------------------------------    ------------------------------------    -----------------------------------


     (j) Solely for purposes of the delivery of the EVII OGS, the parties hereby replace Exhibit C of the OGS Contract with Exhibit C-EVII attached hereto.

     (k) Solely for purposes of the delivery of the EVII OGS, the parties hereby replace Exhibit D of the OGS Contract with Exhibit D-EVII attached hereto.

     (l) Solely for purposes of the delivery of the EVII OGS, MacDonald Dettwiler agrees that any release of information relating to this Order during the period of performance of this Order, and for a period of six months thereafter, shall be approved in writing by ORBIMAGE. For purposes of this
Article 2(l), "information" shall include, but is not limited to, news releases, articles, manuscripts, brochures, advertisements, still and motion pictures, speeches, and disclosures at technical conferences, trade association meetings and symposia.

ARTICLE 2.  AMENDMENTS TO EXHIBIT B OF THE OGS CONTRACT

     (a) The parties hereby amend the table set forth in Exhibit B, Section 2 of the OGS Contract by deleting said table in its entirety and replacing it with the following (which amendment incorporates the new CLIN 0002 for the EVII OGS set forth in Article 1(a) above):

         [*CONFIDENTIAL TREATMENT REQUESTED*]


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ARTICLE 3.  MISCELLANEOUS

     (a) Capitalized terms not otherwise defined herein shall have the meaning set forth in the OGS Contract or the EVII Proposal.

     (b) Except as expressly modified or amended hereby, all of the terms and conditions of the OGS Contract shall remain in full force and effect.

     (c) This Amendment may be executed in two or more counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.


MACDONALD, DETTWILER AND                     ORBITAL IMAGING CORPORATION
ASSOCIATES LTD.



------------------------------               ------------------------------
Signature                                    Signature

------------------------------               ------------------------------
Name                                         Name

------------------------------               ------------------------------
Title                                        Title


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                                 EXHIBIT C-EVII



                                STATEMENT OF WORK

                               SEPTEMBER 30, 1999



                      [*CONFIDENTIAL TREATMENT REQUESTED*]


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                                 EXHIBIT D-EVII



                            STATEMENT OF REQUIREMENTS

                               SEPTEMBER 30, 1999



                      [*CONFIDENTIAL TREATMENT REQUESTED*]


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